                      DEFINITIVE ADDITIONAL PROXY MATERIALS

                       (File Nos. 333-02381 and 811-07589)

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           (AMENDMENT NO. ___________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to 240.14a-12

                         The Hartford Mutual Funds, Inc.
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ______________________________________

     (2)  Form, Schedule or Registration Statement No.: ________________

     (3)  Filing Party: ________________________________________________

     (4)  Date Filed: __________________________________________________

APRIL 6, 2006

THE HARTFORD SMALL COMPANY FUND

                       [FORM OF VOTING INSTRUCTION LETTER]

[DATE]

Danielle Maggelet
Senior Director, Client Services
MIS, an ADP Company
60 Research Road
Hingham MA 02043

Re: VOTING INSTRUCTIONS -- THE HARTFORD SMALL COMPANY FUND

Dear Ms. Maggelet:

As you may know, a special shareholder meeting for The Hartford Small Company Fund (the "Fund"), a series of The Hartford Mutual Funds, Inc., is scheduled for May 23, 2006. The purpose of the Meeting is (1) to vote on the approval of a sub-advisory agreement between Hartford Investment Financial Services, LLC, the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), pursuant to which Hartford Investment Management will serve as an additional sub-adviser to the Fund and manage a portion of the Fund's assets; and (2) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The following parties (the "Shareholders") held shares of the Fund on March 1, 2006, the record date:

     -    [LIST SHAREHOLDERS HERE]

In connection with the Special Meeting of Shareholders and pursuant to Rule 14a-3 under the Exchange Act of 1934, each Shareholder listed above has received a copy of a written definitive proxy statement and proxy card soliciting the Shareholder's vote on behalf of the Board of Directors of The Hartford Mutual Funds, Inc., on behalf of the Fund. The undersigned has authority to act on behalf of the Shareholders by virtue of [DESCRIBE BASIS OF AUTHORITY].

The undersigned hereby requests that you please vote the number of shares held by the Shareholders in the manner indicated below.

VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23,
2006

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF THE HARTFORD SMALL COMPANY FUND.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED BY THE UNDERSIGNED IN THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" SUCH MATTER. UPON ALL OTHER MATTERS, THE PERSONS NAMED AS PROXIES INTEND TO VOTE ACCORDING TO THEIR BEST JUDGMENT.

This is to instruct you to vote the number of shares held by the Shareholders as follows:

[ ]     [ ]       [ ]     PROPOSAL TO APPROVE A SUB-ADVISORY AGREEMENT WITH
FOR   AGAINST   ABSTAIN   HARTFORD INVESTMENT MANAGEMENT COMPANY.

Furthermore, the undersigned appoints Tamara Fagely, Edward Macdonald and Michael Phillips or each of them separately with power to act without the other and with the right of substitution in each, their proxies, to vote, as described herein, all shares of the Fund held by Shareholders on March 1, 2006 at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on May 23, 2006 at 10:00 a.m, Eastern Time, and at any adjournments or postponements thereof, upon the matters set forth above and in the Notice of Special Meeting of Shareholders and Proxy Statement mailed to Shareholders previously or concurrently with these voting instructions, with all powers the undersigned would possess if present in person.

By executing these voting instructions, the undersigned revokes all previous voting instructions with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.


                                        Sincerely,


                                        ----------------------------------------
                                        [Name]
                                               ---------------------------------
                                        [Title]
                                                --------------------------------
                                        [Company Name]
                                                       -------------------------


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